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                                NIELS W. JOHNSEN
                              CONSULTING AGREEMENT

     This will confirm that International Shipholding Corporation has agreed to retain you as a consultant commencing January 1, 2005 through December 31, 2005, for a fee of $125,000, payable in 12 monthly installments of $10,416.67, plus reasonable out-of-pocket expenses. At the end of the period, this Agreement is automatically extended on a month-by-month basis. Either party on a 90-day notice may cancel this Agreement. Please sign below to acknowledge your agreement to this consulting arrangement.

                                        Sincerely,


                                        /s/ E. F. Johnsen
                                        ----------------------------------------
                                        E. F. Johnsen
                                        Chairman of the Board


AGREED AND ACCEPTED:


/s/ N. W. Johnsen
-------------------------------------
N. W. Johnsen

Date : 12/21/04